UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21411

Eaton Vance Senior Floating-Rate Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2021

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Senior Floating-Rate Trust (EFR)

Annual Report

October 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2021

Eaton Vance

Senior Floating-Rate Trust

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Amid a global recovery from the pandemic-induced sell-off that had engulfed equity and credit markets in March 2020, senior loans displayed their value as a portfolio diversifier by outperforming the majority of U.S. fixed-income asset classes — including government debt and investment-grade corporate bonds — during the 12-month period ended October 31, 2021.

As the period opened on November 1, 2020, senior loans were in the midst of a rally that had begun the previous March when central banks around the world stepped in to support capital markets. At that time, the U.S. Federal Reserve (the Fed) had cut its benchmark federal funds rate to 0.00%-0.25%, initiated a significant bond-buying program, and announced other policy measures to help global credit markets.

The loan rally continued through the rest of 2020 and into the new year, as senior loans offered attractive spreads versus other asset classes in a yield-starved environment. In the closing months of 2020, the easing of political uncertainties following the U.S. presidential election, coupled with the emergency approval and rollout of two COVID-19 vaccines, added fuel to the loan rally.

Except for pauses in March and July 2021 when returns were flat, the loan rally continued throughout the period. A massive fiscal stimulus package passed by the U.S. Congress, a still-accommodative set of monetary policies by the Fed, the ongoing rollout of vaccines, the reopening of U.S. businesses, and comparatively low yields in other fixed-income asset classes all provided tailwinds for senior loans during the period.

Technical factors also bolstered loan performance as demand outpaced supply for most of the period. Contributing factors included an increase in institutional demand for structured loan products and a return to net monthly inflows for retail funds in December 2020, for the first time since the previous January. Retail funds continued to experience monthly net inflows from the beginning of 2021 through period-end.

Issuer fundamentals improved as well, with rating upgrades outpacing rating downgrades during the period. The trailing 12-month default rate plummeted from 4.11% at the beginning of the period to 0.20% at period-end, well below the market’s 3.20% long-term average. Reflecting the improved economic environment, the average loan price rose from $93.17 at the start of the period to $98.55 at period-end.

For the period as a whole, lower quality loans outperformed higher quality issues, with BBB, BB, B, CCC and D rated (defaulted) loans in the S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, returning 4.29%, 5.52%, 8.33%, 21.83%, and 5.80%, respectively, and the Index overall returning 8.47% during the one-year period.

Fund Performance

For the 12-month period ended October 31, 2021, Eaton Vance Senior Floating-Rate Trust (the Fund) returned 12.69% at net asset value of its common shares (NAV), outperforming its benchmark, the Index, which returned 8.47%.

The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, expenses, or leverage.

The Fund’s use of investment leverage, which is not employed by the Index, was an overall contributor to performance relative to the Index. The Fund uses leverage to achieve additional exposure to the loan market, thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. During a period when loan prices rose for the period as a whole, leverage magnified both the increase in value of the Fund’s underlying holdings and the interest income from those holdings.

The Fund’s allocation to high yield bonds, which generally outperformed loans during the period as investors searched for yield in a low-yield environment, also contributed to performance versus the Index. The Fund’s allocation to collateralized loan obligations (CLOs) helped relative returns as well. CLOs and high yield bonds are not represented in the Index.

In addition, security selections in the telecommunications and the cable & satellite TV industries contributed to performance versus the Index during the period.

In contrast, the Fund’s underweight position in loans rated CCC and below detracted from performance relative to the Index during a period when lower rated loans generally outperformed higher rated loans. Security selections in the electronics/electrical, business equipment & services, and aerospace & defense industries also detracted from Fund performance versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Performance2,3

Portfolio Managers Craig P. Russ, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	11/28/2003	12.69%	6.02%	6.49%
Fund at Market Price	—	33.21	7.94	7.19

S&P/LSTA Leveraged Loan Index	—	8.47%	4.46%	4.64%

% Premium/Discount to NAV[4]

				4.20%

Distributions[5]

Total Distributions per share for the period				$0.862
Distribution Rate at NAV				6.82%
Distribution Rate at Market Price				6.55

% Total Leverage[6]

Auction Preferred Shares (APS)				12.65%
Borrowings				20.02

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Fund Profile

Top 10 Issuers (% of total investments)7

Ultimate Software Group, Inc. (The)	1.0%

MA FinanceCo., LLC	1.0

CITGO Petroleum Corporation	1.0

Virgin Media SFA Finance Limited	0.9

Asurion, LLC	0.9

Magenta Buyer, LLC	0.9

Uber Technologies, Inc.	0.8

Intelsat Jackson Holdings S.A.	0.8

Finastra USA, Inc.	0.8

UPC Broadband Holding B.V.	0.8

Total	8.9%

Credit Quality (% of bonds, loans and asset-backed securities)8

Top 10 Sectors (% of total investments)7

Electronics/Electrical	19.7%

Business Equipment and Services	10.7

Health Care	7.9

Automotive	4.5

Industrial Equipment	4.4

Chemicals and Plastics	3.8

Insurance	3.7

Building and Development	3.7

Leisure Goods/Activities/Movies	3.6

Oil and Gas	3.0

Total	65.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9

Investment Objectives. The Fund’s investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

Principal Strategies. The Fund pursues its objectives by investing primarily in senior, secured floating rate loans (“Senior Loans”). Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock that is senior to subordinated debtholders and stockholders of the borrower. Senior Loans are loans in which the interest rate paid fluctuates based on a reference rate. Senior Loans are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which are associated with investments having high risk, speculative characteristics (sometimes referred to as “junk”). The Fund may invest in individual Senior Loans and other securities of any credit quality.

Under normal market conditions, at least 80% of the Fund’s total assets will be invested in interests in Senior Loans of domestic and foreign borrowers that are denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars and Australian dollars (each an “Authorized Foreign Currency”). For the purpose of the 80% test, total assets is defined as net assets plus any borrowings for investment purposes, including any outstanding preferred shares. The Fund may invest up to 15% of net assets in Senior Loans denominated in Authorized Foreign Currencies and may invest in other securities of non-United States issuers. The Fund’s investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole.

Under normal market conditions, Eaton Vance expects the Fund to maintain a duration of less than one year (including the effect of leverage). In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Investing in loans involves investment risk.

The Fund may invest up to 20% of its total assets in (i) loan interests which have (a) a second lien on collateral (“Second Lien”), (b) no security interest in the collateral, or (c) lower than a senior claim on collateral; (ii) other income-producing securities, such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; and (iii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates.

The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for risk management purposes, such as hedging against fluctuations in Senior Loans and other securities prices or interest rates; diversification purposes; changing the duration of the Fund; or leveraging the Fund. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes, tranches of collateralized loan obligations and/or collateralized debt obligations, options on futures contracts, exchange-traded and over-the-counter options on securities or indices, forward foreign currency exchange contracts, and interest rate, total return and credit default swaps.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. Investments in derivative instruments may result in economic leverage for the Fund.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, secured and unsecured subordinated loans, second lien loans and subordinate bridge loans involve a higher degree of overall risk than Senior Loans to the same borrower.

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Interest Rate Risk. In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

LIBOR Risk. The London Interbank Offered Rate or LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. The Fund has exposure to LIBOR-based instruments. Additionally, the Fund’s borrowings are subject to a LIBOR-based interest rate. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, such as floating-rate debt obligations. Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects may occur prior to the discontinuation. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

Leverage Risk. Leverage, including leverage from the issuance of preferred shares and borrowings, creates risks, including the likelihood of greater volatility of NAV and market price of, and distributions from, the common shares and the risk that fluctuations in dividend rates on preferred shares and in the costs of borrowings may affect the return to common shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount of income available for distribution to common shareholders will be less than if leverage had not been used. In the latter case, the investment adviser, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. While the Fund has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution. In connection with its borrowings and preferred shares, the Fund will be required to maintain specified asset coverage by applicable federal securities laws and (as applicable) the terms of the preferred shares and its credit facility. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. There can be no assurance that a leveraging strategy will be successful.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which U.S. companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more

See Endnotes and Additional Disclosures in this report.

6

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

U.S. Government Securities Risk. Although certain U.S. Government sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Market Discount Risk. As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn, which may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities, consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.

Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.

Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), and the Employee Retirement Income Security Act, as amended (“ERISA”) impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

See Endnotes and Additional Disclosures in this report.

8

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Included in the average annual total return at NAV for the five- and ten year periods is the impact of the tender and repurchase of a portion of the Fund’s APS at 92% and 95% of the Fund’s APS per share liquidation preference. Had these transactions not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

[9]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. The Fund is subject to numerous risks, including investment risks. Shares of closed-end funds often trade at a discount from their NAV. The Fund is not a complete investment program and you may lose money investing in the Fund.

Fund profile subject to change due to active management.

9

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments

Asset-Backed Securities — 6.6%
Security	Principal Amount (000’s omitted)	Value

Allegany Park CLO, Ltd., Series 2019-1A, Class E, 6.907%, (3 mo. USD LIBOR + 6.78%), 1/20/33(1)(2)	$700	$702,030

Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class D, 5.975%, (3 mo. USD LIBOR + 5.85%), 5/15/30(1)(2)	2,000	1,966,978

Ares XXXIV CLO, Ltd., Series 2015-2A, Class ER, 6.972%, (3 mo. USD LIBOR + 6.85%), 4/17/33(1)(2)	1,150	1,143,339

Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class E, 7.144%, (3 mo. USD LIBOR + 7.02%), 1/15/33(1)(2)	750	748,601

Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class E, 7.024%, (3 mo. USD LIBOR + 6.90%), 10/15/32(1)(2)	1,000	1,000,318

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 7.255%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	1,500	1,493,550

Canyon Capital CLO, Ltd.:

Series 2019-2A, Class E, 7.274%, (3 mo. USD LIBOR + 7.15%), 10/15/32(1)(2)	400	400,839

Series 2019-2A, Class ER, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(3)	400	400,200

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class DR2, 6.627%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	1,200	1,106,861

Series 2015-5A, Class DR, 6.832%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	500	479,042

Cedar Funding X CLO, Ltd., Series 2019-10A, Class ER, 6.728%, (3 mo. USD LIBOR + 6.50%), 10/20/32(1)(2)	1,000	1,000,475

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 6.769%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	1,000	988,146

Galaxy XXI CLO, Ltd., Series 2015-21A, Class ER, 5.382%, (3 mo. USD LIBOR + 5.25%), 4/20/31(1)(2)	1,000	964,053

Galaxy XXV CLO, Ltd., Series 2018-25A, Class E, 6.074%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	250	244,703

Golub Capital Partners CLO 23M, Ltd., Series 2015-23A, Class ER, 5.882%, (3 mo. USD LIBOR + 5.75%), 1/20/31(1)(2)	1,200	1,099,061

Kayne CLO 5, Ltd., Series 2019-5A, Class E, 6.824%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	1,000	1,001,094

Kayne CLO 7, Ltd., Series 2020-7A, Class E, 6.622%, (3 mo. USD LIBOR + 6.50%), 4/17/33(1)(2)	1,150	1,151,609

Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class E, 7.374%, (3 mo. USD LIBOR + 7.25%), 1/15/33(1)(2)	500	500,335

Security	Principal Amount (000’s omitted)	Value

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 5.972%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	$900	$887,866

Series 2019-1A, Class D, 7.125%, (3 mo. USD LIBOR + 7.00%), 11/14/32(1)(2)	1,000	1,000,351

Regatta XIV Funding, Ltd., Series 2018-3A, Class E, 6.074%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	700	676,537

Regatta XVI Funding, Ltd., Series 2019-2A, Class E, 7.124%, (3 mo. USD LIBOR + 7.00%), 1/15/33(1)(2)	750	750,504

Southwick Park CLO, LLC, Series 2019-4A, Class E, 6.832%, (3 mo. USD LIBOR + 6.70%), 7/20/32(1)(2)	2,000	2,002,494

Vibrant CLO X, Ltd., Series 2018-10A, Class D, 6.322%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	775	726,112

Vibrant CLO XI, Ltd., Series 2019-11A, Class D, 6.902%, (3 mo. USD LIBOR + 6.77%), 7/20/32(1)(2)	1,000	972,827

Voya CLO, Ltd., Series 2013-1A, Class DR, 6.604%, (3 mo. USD LIBOR + 6.48%), 10/15/30(1)(2)	2,000	1,864,552

Wellfleet CLO, Ltd., Series 2020-1A, Class D, 7.364%, (3 mo. USD LIBOR + 7.24%), 4/15/33(1)(2)	1,150	1,152,041

Total Asset-Backed Securities (identified cost $26,622,011)		$26,424,518

Closed-End Funds — 2.0%
Security	Shares	Value

BlackRock Floating Rate Income Strategies Fund, Inc.	99,936	$1,350,135

Invesco Senior Income Trust	361,124	1,621,447

Nuveen Credit Strategies Income Fund	365,228	2,406,853

Nuveen Floating Rate Income Fund	148,079	1,516,329

Nuveen Floating Rate Income Opportunity Fund	103,281	1,035,908

Total Closed-End Funds (identified cost $8,822,714)		$7,930,672

Common Stocks — 1.2%
Security	Shares	Value

Aerospace and Defense — 0.1%

IAP Global Services, LLC(4)(5)(6)	55	$273,710

		$273,710

Electronics / Electrical — 0.2%

Skillsoft Corp.(4)(5)(6)(7)	53,012	$640,113

		$640,113

10	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Security	Shares	Value

Oil and Gas — 0.3%

Nine Point Energy Holdings, Inc.(4)(5)(6)(7)	758	$0

QuarterNorth Energy, Inc.(5)(6)	12,784	1,323,144

		$1,323,144

Radio and Television — 0.3%

Clear Channel Outdoor Holdings, Inc.(5)(6)	86,335	$250,372

Cumulus Media, Inc., Class A(5)(6)	38,163	473,984

iHeartMedia, Inc., Class A(5)(6)	36,714	711,517

		$1,435,873

Retailers (Except Food and Drug) — 0.1%

Phillips Pet Holding Corp.(4)(5)(6)	556	$215,572

		$215,572

Telecommunications — 0.2%

GEE Acquisition Holdings Corp.(4)(5)(6)	45,136	$972,230

		$972,230

Total Common Stocks (identified cost $4,760,616)		$4,860,642

Convertible Preferred Stocks — 0.0%
Security	Shares	Value

Oil and Gas — 0.0%

Nine Point Energy Holdings, Inc., Series A, 12.00%(4)(5)(6)(7)	14	$0

Total Convertible Preferred Stocks (identified cost $14,000)		$0

Corporate Bonds — 1.3%
Security	Principal Amount (000’s omitted)	Value

Business Equipment and Services — 0.4%

Prime Security Services Borrower, LLC/Prime Finance, Inc.:

5.25%, 4/15/24(1)	$700	$745,500

5.75%, 4/15/26(1)	700	749,630

		$1,495,130

Security		Principal Amount (000’s omitted)	Value

Food Products — 0.3%

Del Monte Foods, Inc., 11.875%, 5/15/25(1)		$1,000	$1,123,100

			$1,123,100

Radio and Television — 0.5%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)		$2,864	$1,623,760

iHeartCommunications, Inc.:

6.375%, 5/1/26		208	216,196

8.375%, 5/1/27		376	401,265

			$2,241,221

Telecommunications — 0.1%

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)		$550	$571,313

			$571,313

Total Corporate Bonds (identified cost $5,872,442)			$5,430,764

Senior Floating-Rate Loans — 142.0%(8)
Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.8%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	102	$111,668

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	398	435,505

AI Convoy (Luxembourg) S.a.r.l.:

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	400	459,654

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 1/17/27(9)		1,745	1,751,267

Dynasty Acquisition Co., Inc.:

Term Loan, 3.632%, (3 mo. USD LIBOR + 3.50%), 4/6/26		1,007	985,157

Term Loan, 3.632%, (3 mo. USD LIBOR + 3.50%), 4/6/26		1,872	1,831,760

IAP Worldwide Services, Inc.:

Revolving Loan, 0.75%, 7/18/23(10)		311	312,788

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), 7/18/23(4)		399	326,097

KKR Apple Bidco, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 9/22/28		1,650	1,649,226

11	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)

Spirit Aerosystems, Inc., Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 1/15/25		422	$424,449

WP CPP Holdings, LLC, Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), 4/30/25(9)		3,022	2,960,598

			$11,248,169

Air Transport — 2.8%

AAdvantage Loyalty IP, Ltd., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/20/28		3,025	$3,151,403

Air Canada, Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 8/11/28		2,000	2,023,334

Brown Group Holding, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 6/7/28		2,195	2,192,530

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27		750	799,560

United Airlines, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 4/21/28		2,992	3,038,302

			$11,205,129

Automotive — 7.0%

Adient US, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 4/8/28		1,948	$1,950,973

Autokiniton US Holdings, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 4/6/28		3,197	3,204,867

Belron Finance US, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 4/13/28		920	921,065

Bright Bidco B.V., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24		1,461	1,090,731

Chassix, Inc., Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/15/23		1,299	1,276,231

Clarios Global, L.P.:

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	1,000	1,146,969

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/30/26		3,004	2,987,567

Dayco Products, LLC, Term Loan, 4.371%, (3 mo. USD LIBOR + 4.25%), 5/19/23		981	958,742

Garrett LX I S.a.r.l., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/30/28		725	722,281

Gates Global, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 3/31/27		2,569	2,566,658

Les Schwab Tire Centers, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 11/2/27		4,102	4,108,594

MajorDrive Holdings IV, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 5/12/28		623	624,477

Tenneco, Inc., Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 10/1/25		3,000	2,941,251

Borrower/Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Thor Industries, Inc., Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 2/1/26		991	$992,602

Truck Hero, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 1/31/28		1,746	1,740,487

Wheel Pros, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.50%, Floor 0.75%), 5/11/28		950	947,560

			$28,181,055

Beverage and Tobacco — 1.1%

Arterra Wines Canada, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/24/27		993	$995,756

City Brewing Company, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/5/28		850	843,094

Triton Water Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 3/31/28		2,444	2,443,494

			$4,282,344

Brokerage / Securities Dealers / Investment Houses — 0.9%

Advisor Group, Inc., Term Loan, 4.587%, (1 mo. USD LIBOR + 4.50%), 7/31/26		2,208	$2,212,907

Hudson River Trading, LLC, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 3/20/28		1,509	1,502,816

			$3,715,723

Building and Development — 5.7%

Aegion Corporation, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 5/17/28		525	$530,742

American Residential Services, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/15/27		571	571,758

Chamberlain Group, Inc., Term Loan, 11/3/28(11)		1,325	1,324,587

Cornerstone Building Brands, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/12/28		2,843	2,844,725

CP Atlas Buyer, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 11/23/27		1,394	1,387,675

MI Windows and Doors, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/18/27		2,466	2,473,607

Northstar Group Services, Inc., Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/12/26		1,451	1,455,628

Park River Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 12/28/27		672	669,788

Patagonia Bidco Limited:

Term Loan, 3/5/29(11)	GBP	204	277,753

Term Loan, 3/5/29(11)	GBP	1,121	1,527,643

Quikrete Holdings, Inc., Term Loan, 1/31/27(11)		2,500	2,494,745

12	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

SRS Distribution, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.75%, Floor 0.50%), 6/2/28		1,097	$1,098,484

Standard Industries, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 9/22/28		1,475	1,475,307

Werner FinCo L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 7/24/24		1,057	1,059,364

White Cap Buyer, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/19/27		2,153	2,160,877

WireCo WorldGroup, Inc.:

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/30/23		839	840,864

Term Loan - Second Lien, 9.158%, (6 mo. USD LIBOR + 9.00%), 9/30/24		1,001	995,921

			$23,189,468

Business Equipment and Services — 16.3%

AlixPartners, LLP, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	498	$574,235

Allied Universal Holdco, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/12/28		3,929	3,931,697

AppLovin Corporation:

Term Loan, 10/25/28(11)		1,275	1,273,406

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 8/15/25		2,144	2,141,361

Belfor Holdings, Inc., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 4/6/26		489	490,583

Blitz 20-487 GmbH, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 4/28/28	EUR	750	864,340

Bracket Intermediate Holding Corp., Term Loan, 4.377%, (3 mo. USD LIBOR + 4.25%), 9/5/25		849	849,546

Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24		503	499,012

Camelot U.S. Acquisition 1 Co., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/30/26		3,610	3,620,433

Ceridian HCM Holding, Inc., Term Loan, 2.574%, (1 week USD LIBOR + 2.50%), 4/30/25		891	882,200

Deerfield Dakota Holding, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/9/27		2,000	2,007,186

Employbridge, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 7/14/28		1,500	1,496,954

Endure Digital, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28		3,067	3,017,469

Foundational Education Group, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 8/31/28		1,475	1,477,766

Garda World Security Corporation, Term Loan, 4.34%, (1 mo. USD LIBOR + 4.25%), 10/30/26		2,408	2,413,942

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Grab Holdings, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26		2,313	$2,335,544

Greeneden U.S. Holdings II, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		2,346	2,354,181

Hillman Group, Inc. (The):

Term Loan, 1.525%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 7/14/28(10)		76	75,866

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 7/14/28		317	316,742

Intrado Corporation, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 10/10/24		925	910,302

IRI Holdings, Inc., Term Loan, 4.337%, (1 mo. USD LIBOR + 4.25%), 12/1/25		2,568	2,572,892

Ivanti Software, Inc.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		721	720,563

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/1/27		2,637	2,641,694

KAR Auction Services, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 9/19/26		588	576,240

KUEHG Corp.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/21/25		2,894	2,873,632

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 8/22/25		400	402,750

LGC Group Holdings, Ltd., Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 4/21/27	EUR	475	538,358

Loire Finco Luxembourg S.a.r.l., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/21/27		321	315,341

Magnite, Inc., Term Loan, 5.75%, (USD LIBOR + 5.00%, Floor 0.75%), 4/28/28(9)		723	724,995

MedAssets Software Intermediate Holdings, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/28/28		474	474,760

Monitronics International, Inc., Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), 3/29/24		1,401	1,383,728

Nielsen Consumer, Inc.:

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 3/6/28	EUR	398	462,840

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 3/6/28		746	748,816

Packaging Coordinators Midco, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/30/27		1,150	1,153,350

Pike Corporation, Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 1/21/28		455	455,536

Prime Security Services Borrower, LLC, Term Loan, 3.50%, (USD LIBOR + 2.75%, Floor 0.75%), 9/23/26(9)		2,029	2,028,576

13	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Sabre GLBL, Inc.:

Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 2/22/24		915	$906,893

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/17/27		961	960,229

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/17/27		1,532	1,530,663

SITEL Worldwide Corporation, Term Loan, 8/28/28(11)		2,325	2,331,684

Skopima Merger Sub, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 5/12/28		1,200	1,196,250

SMG US Midco 2, Inc., Term Loan, 2.617%, (USD LIBOR + 2.50%), 1/23/25(9)		217	213,122

Sotheby’s, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/15/27		412	413,469

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/4/28		4,229	4,246,663

Techem Verwaltungsgesellschaft 675 mbH, Term Loan, 2.375%, (6 mo. EURIBOR + 2.375%), 7/15/25	EUR	739	841,345

Tempo Acquisition, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 11/2/26		1,564	1,570,071

TK Elevator Topco GmbH, Term Loan, 7/29/27(11)	EUR	500	575,531

TPG VIII Elf Purchaser, LLC, Term Loan, 11/6/28(11)		350	349,891

West Corporation, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 10/10/24		281	275,703

Zephyr Bidco Limited, Term Loan, 4.866%, (1 mo. GBP LIBOR + 4.75%), 7/23/25	GBP	700	952,522

			$65,970,872

Cable and Satellite Television — 3.6%

Altice France S.A.:

Term Loan, 3.811%, (3 mo. USD LIBOR + 3.69%), 1/31/26		2,222	$2,203,264

Term Loan, 4.125%, (3 mo. USD LIBOR + 4.00%), 8/14/26		1,620	1,616,639

Numericable Group S.A., Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	430	484,371

UPC Broadband Holding B.V.:

Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 4/30/28		825	816,750

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	725	825,528

UPC Financing Partnership, Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 1/31/29		3,000	2,990,625

Virgin Media Bristol, LLC, Term Loan, 3.34%, (1 mo. USD LIBOR + 3.25%), 1/31/29		5,675	5,680,323

			$14,617,500

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 5.9%

Aruba Investments, Inc.:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 11/24/27	EUR	498	$576,907

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/24/27		721	724,531

Atotech B.V., Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 3/18/28	EUR	325	374,174

Charter NEX US, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		447	448,331

Chemours Company (The), Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), 4/3/25	EUR	560	641,757

CPC Acquisition Corp., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/29/27		771	770,965

Ferro Corporation:

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 2/14/24		140	139,622

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 2/14/24		143	142,657

Term Loan, 2.382%, (3 mo. USD LIBOR + 2.25%), 2/14/24		183	182,721

Flint Group GmbH, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		140	139,837

Flint Group US, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		845	845,897

Gemini HDPE, LLC, Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 12/31/27		725	726,397

Groupe Solmax, Inc., Term Loan, 5.50%, (USD LIBOR + 4.75%, Floor 0.75%), 5/29/28(9)		1,496	1,501,394

Hexion, Inc., Term Loan, 3.64%, (3 mo. USD LIBOR + 3.50%), 7/1/26		709	709,573

Illuminate Buyer, LLC, Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 6/30/27		1,732	1,730,127

INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	175	202,442

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/28/26		201	202,036

INEOS Finance PLC, Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), 4/1/24	EUR	4	4,428

INEOS Styrolution US Holding, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 1/29/26		1,995	1,997,494

Lonza Group AG, Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 7/3/28		2,369	2,375,911

LSF11 Skyscraper Holdco S.a.r.l., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/29/27		622	624,017

14	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Momentive Performance Materials, Inc., Term Loan, 3.34%, (1 mo. USD LIBOR + 3.25%), 5/15/24		415	$415,308

Orion Engineered Carbons GmbH, Term Loan, 2.75%, (3 mo. USD LIBOR + 2.25%, Floor 0.50%), 9/24/28		325	327,031

PMHC II, Inc., Term Loan, 4.50%, (12 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/31/25		1,562	1,554,557

Pregis TopCo Corporation, Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 7/31/26		590	591,269

Pretium PKG Holdings, Inc.:

Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/2/28		525	526,896

Term Loan - Second Lien, 7.25%, (6 mo. USD LIBOR + 6.75%, Floor 0.50%), 10/1/29		300	303,000

Rohm Holding GmbH, Term Loan, 4.904%, (6 mo. USD LIBOR + 4.75%), 7/31/26		1,466	1,470,202

Solenis Holdings, LLC, Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 6/26/25	EUR	248	286,943

Starfruit Finco B.V., Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 10/1/25	EUR	401	458,593

Venator Materials Corporation, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 8/8/24		360	357,750

W.R. Grace & Co.-Conn., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/22/28		2,450	2,460,413

			$23,813,180

Conglomerates — 0.0%(12)

Penn Engineering & Manufacturing Corp., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 6/27/24		166	$166,671

			$166,671

Containers and Glass Products — 2.7%

Berlin Packaging, LLC, Term Loan, 4.25%, (USD LIBOR + 3.75%, Floor 0.50%), 3/11/28(9)		725	$726,662

BWAY Holding Company, Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 4/3/24		2,381	2,321,575

Flex Acquisition Company, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/23/28		3,242	3,237,044

Libbey Glass, Inc., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 11/13/25		804	835,449

Proampac PG Borrower, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/3/25		398	399,078

Reynolds Group Holdings, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 9/20/28		2,325	2,322,094

TricorBraun Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28		624	620,898

Borrower/Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

Trident TPI Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/17/24		530	$530,088

			$10,992,888

Cosmetics / Toiletries — 0.3%

Kronos Acquisition Holdings, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/22/26		1,290	$1,256,649

			$1,256,649

Drugs — 3.6%

Akorn, Inc., Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 10/1/25		820	$826,009

Alkermes, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/12/26		345	343,814

Amneal Pharmaceuticals, LLC, Term Loan, 3.625%, (1 mo. USD LIBOR + 3.50%), 5/4/25		1,663	1,651,795

Bausch Health Companies, Inc., Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 6/2/25		2,200	2,197,708

Cambrex Corporation, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 12/4/26		298	298,370

Curia Global, Inc., Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 8/30/26(9)		1,864	1,867,961

Jazz Financing Lux S.a.r.l., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 5/5/28		2,494	2,499,984

Mallinckrodt International Finance S.A.:

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.25%, Floor 0.75%), 9/24/24		1,906	1,780,160

Term Loan, 6.25%, (1 mo. USD LIBOR + 5.50%, Floor 0.75%), 2/24/25		2,731	2,548,464

Nidda Healthcare Holding AG, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	575	658,053

			$14,672,318

Ecological Services and Equipment — 1.0%

EnergySolutions, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 5/9/25		1,705	$1,707,592

GFL Environmental, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 5/30/25		50	49,780

TruGreen Limited Partnership, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/2/27		2,067	2,072,086

US Ecology Holdings, Inc., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 11/1/26		246	245,344

			$4,074,802

15	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical — 30.6%

Allegro Microsystems, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/30/27		44	$44,231

Applied Systems, Inc., Term Loan - Second Lien, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 9/19/25		2,424	2,463,426

Aptean, Inc., Term Loan, 4/23/26(11)		2,000	1,998,500

AQA Acquisition Holding, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.25%, Floor 0.50%), 3/3/28		898	901,117

Astra Acquisition Corp.:

Term Loan, 10/25/28(11)		1,550	1,513,187

Term Loan - Second Lien, 10/22/29(11)		1,425	1,410,750

Banff Merger Sub, Inc.:

Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 10/2/25		3,466	3,447,778

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	268	310,379

Term Loan - Second Lien, 6.00%, (3 mo. USD LIBOR + 5.50%, Floor 0.50%), 2/27/26		750	761,094

Barracuda Networks, Inc., Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 10/30/28		425	430,490

Buzz Merger Sub, Ltd., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 1/29/27		542	538,703

Celestica, Inc., Term Loan, 2.588%, (1 mo. USD LIBOR + 2.50%), 6/27/25		189	188,264

CentralSquare Technologies, LLC, Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 8/29/25		802	750,965

Cloudera, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/8/28		2,350	2,349,267

Term Loan - Second Lien, 6.50%, (1 mo. USD LIBOR + 6.00%, Floor 0.50%), 10/8/29		650	652,438

Cohu, Inc., Term Loan, 3.172%, (6 mo. USD LIBOR + 3.00%), 10/1/25		247	246,788

Concorde Midco, Ltd., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	525	607,753

ConnectWise, LLC, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 9/29/28		2,000	2,000,178

Constant Contact, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 2/10/28		1,871	1,870,721

Cornerstone OnDemand, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/16/28		1,150	1,148,562

CPI International, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/26/24		592	592,787

Creation Technologies, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.50%, Floor 0.50%), 10/5/28		850	846,813

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Delta TopCo, Inc.:

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		1,434	$1,433,599

Term Loan - Second Lien, 8.00%, (6 mo. USD LIBOR + 7.25%, Floor 0.75%), 12/1/28		2,025	2,050,312

DG Investment Intermediate Holdings 2, Inc.:

Term Loan, 4.442%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/31/28(10)		173	173,430

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/31/28		825	827,969

E2open, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 2/4/28		873	874,449

ECI Macola Max Holding, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/9/27		1,291	1,294,673

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24		1,583	1,590,007

Epicor Software Corporation:

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/30/27		2,273	2,274,285

Term Loan - Second Lien, 8.75%, (1 mo. USD LIBOR + 7.75%, Floor 1.00%), 7/31/28		850	874,438

EXC Holdings III Corp., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 12/2/24		457	458,807

Finastra USA, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24		4,698	4,679,507

Gainwell Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/1/27		3,893	3,909,051

Hyland Software, Inc., Term Loan - Second Lien, 7.00%, (1 mo. USD LIBOR + 6.25%, Floor 0.75%), 7/7/25		3,630	3,675,375

Imperva, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 1/12/26		2,339	2,344,054

Imprivata, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/1/27		2,172	2,176,128

Informatica, LLC, Term Loan, 10/27/28(11)		2,275	2,272,156

LogMeIn, Inc., Term Loan, 4.834%, (1 mo. USD LIBOR + 4.75%), 8/31/27		1,861	1,860,502

MA FinanceCo., LLC:

Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 6/21/24		448	444,408

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 6/5/25	EUR	683	797,106

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/5/25		1,706	1,721,980

Magenta Buyer, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), 7/27/28		4,275	4,274,555

Term Loan - Second Lien, 9.00%, (3 mo. USD LIBOR + 8.25%, Floor 0.75%), 7/27/29		1,150	1,143,292

16	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Marcel LUX IV S.a.r.l., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/31/27		100	$100,739

Mavenir Systems, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.75%, Floor 0.50%), 8/13/28		325	326,761

Mirion Technologies, Inc., Term Loan, 10/20/28(11)		600	599,250

MKS Instruments, Inc., Term Loan, 10/21/28(11)	EUR	350	406,117

Panther Commercial Holdings L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/7/28		898	902,305

PointClickCare Technologies, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 12/29/27		622	621,875

Polaris Newco, LLC, Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 6/2/28		2,675	2,684,528

Poseidon Intermediate, LLC, Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/18/25		199	199,868

Proofpoint, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/31/28		3,000	2,991,375

Rackspace Technology Global, Inc., Term Loan, 2/15/28(11)		2,000	1,988,750

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28		4,400	4,394,958

Recorded Books, Inc., Term Loan, 4.084%, (1 mo. USD LIBOR + 4.00%), 8/29/25		2,280	2,283,664

Redstone Holdco 2 L.P., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/27/28		2,250	2,181,094

Renaissance Holding Corp., Term Loan - Second Lien, 7.087%, (1 mo. USD LIBOR + 7.00%), 5/29/26		175	176,039

Riverbed Technology, Inc., Term Loan - Second Lien, 12.00%, (3 mo. USD LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26		23	7,534

Seattle Spinco, Inc., Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 6/21/24		3,022	3,001,195

Sophia L.P., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 10/7/27		4,212	4,222,795

Sovos Compliance, LLC:

Term Loan, 2.25%, 8/11/28(10)		85	85,287

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 8/11/28		490	493,871

SurveyMonkey, Inc., Term Loan, 3.83%, (1 week USD LIBOR + 3.75%), 10/10/25		1,014	1,011,749

Symplr Software, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 12/22/27		796	799,781

Tibco Software, Inc.:

Term Loan, 6/30/26(11)		675	665,508

Term Loan, 3.84%, (1 mo. USD LIBOR + 3.75%), 6/30/26		2,469	2,428,416

Term Loan - Second Lien, 7.34%, (1 mo. USD LIBOR + 7.25%), 3/3/28		1,250	1,256,445

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

TTM Technologies, Inc., Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 9/28/24		139	$139,110

Turing Midco, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/23/28		304	304,374

Uber Technologies, Inc.:

Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 4/4/25		4,965	4,971,590

Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 2/25/27		5	5,033

Ultimate Software Group, Inc. (The):

Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 5/4/26		1,566	1,570,703

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/4/26		4,233	4,246,365

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 5/3/27		250	255,208

Ultra Clean Holdings, Inc., Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 8/27/25		1,178	1,182,292

Valkyr Purchaser, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/29/27		746	748,116

Verifone Systems, Inc., Term Loan, 4.129%, (3 mo. USD LIBOR + 4.00%), 8/20/25		1,117	1,095,393

Verisure Holding AB, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 3/27/28	EUR	775	890,453

Veritas US, Inc.:

Term Loan, 5.75%, (3 mo. EURIBOR + 4.75%, Floor 1.00%), 9/1/25	EUR	322	374,420

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/1/25		2,500	2,512,296

Vision Solutions, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 4/24/28		2,400	2,401,500

VS Buyer, LLC, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 2/28/27		1,108	1,106,186

Zebra Buyer, LLC, Term Loan, 4/21/28(11)		1,525	1,530,560

			$123,387,777

Equipment Leasing — 0.5%

Boels Topholding B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/6/27	EUR	575	$663,315

Fly Funding II S.a.r.l., Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 10/8/25		1,164	1,168,114

			$1,831,429

Farming / Agriculture — 0.1%

Alltech, Inc., Term Loan, 10/13/28(11)		400	$401,000

			$401,000

17	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 4.2%

Aretec Group, Inc., Term Loan, 4.337%, (1 mo. USD LIBOR + 4.25%), 10/1/25		3,290	$3,289,901

CoreLogic, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/2/28		2,788	2,790,984

Edelman Financial Center, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/7/28		2,496	2,499,198

EIG Management Company, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/22/25		241	241,250

Focus Financial Partners, LLC:

Term Loan, 2.50%, 6/24/28(10)		563	560,801

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/1/28		2,431	2,424,061

GreenSky Holdings, LLC:

Term Loan, 3.375%, (1 mo. USD LIBOR + 3.25%), 3/31/25		1,327	1,323,558

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 3/29/25		469	469,062

Guggenheim Partners, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 7/21/23		985	986,346

Mariner Wealth Advisors, LLC:

Term Loan, 1.625%, 8/18/28(10)		178	177,680

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/18/28		1,247	1,243,758

Victory Capital Holdings, Inc., Term Loan, 2.377%, (3 mo. USD LIBOR + 2.25%), 7/1/26		857	854,456

			$16,861,055

Food Products — 0.9%

8th Avenue Food & Provisions, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 10/1/25		500	$498,750

Badger Buyer Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 9/30/24		336	329,490

HLF Financing S.a.r.l., Term Loan, 2.587%, (1 mo. USD LIBOR + 2.50%), 8/18/25		642	639,692

Monogram Food Solutions, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 8/28/28		450	451,406

Shearer’s Foods, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/23/27		396	395,980

Simply Good Foods USA, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/7/24		261	263,005

United Petfood Group B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 4/23/28	EUR	700	804,395

UTZ Quality Foods, LLC, Term Loan, 3.087%, (1 mo. USD LIBOR + 3.00%), 1/20/28		149	148,824

			$3,531,542

Borrower/Description		Principal Amount* (000’s omitted)	Value

Food Service — 1.3%

Ai Aqua Merger Sub, Inc.:

Term Loan, 7/31/28(11)		244	$245,545

Term Loan, 7/31/28(11)		1,956	1,964,356

IRB Holding Corp., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27		2,432	2,434,917

Sovos Brands Intermediate, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 6/8/28		560	561,300

			$5,206,118

Food / Drug Retailers — 0.2%

L1R HB Finance Limited:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 8/9/24	EUR	400	$435,673

Term Loan, 5.326%, (3 mo. GBP LIBOR + 5.25%), 9/2/24	GBP	400	510,078

			$945,751

Forest Products — 0.3%

Journey Personal Care Corp., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/1/28		1,172	$1,169,132

			$1,169,132

Health Care — 12.3%

Accelerated Health Systems, LLC, Term Loan, 3.588%, (1 mo. USD LIBOR + 3.50%), 10/31/25		511	$508,648

AEA International Holdings (Lux) S.a.r.l., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/7/28		875	878,281

athenahealth, Inc., Term Loan, 4.377%, (3 mo. USD LIBOR + 4.25%), 2/11/26		3,877	3,893,816

Bayou Intermediate II, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 8/2/28		800	803,000

Biogroup-LCD, Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/28/28	EUR	225	259,095

BW NHHC Holdco, Inc., Term Loan, 5.125%, (3 mo. USD LIBOR + 5.00%), 5/15/25		2,168	1,922,403

Cano Health, LLC, Term Loan, 5.25%, (6 mo. USD LIBOR + 4.50%, Floor 0.75%), 11/19/27		1,499	1,501,199

CCRR Parent, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/6/28		498	500,143

Cerba Healthcare S.A.S., Term Loan, 5/24/28(11)	EUR	450	520,230

Certara L.P., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 8/15/26		960	960,280

CHG Healthcare Services, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 9/29/28		925	926,477

CryoLife, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/1/27		481	482,854

18	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Electron BidCo, Inc., Term Loan, 11/1/28(11)		675	$675,084

Envision Healthcare Corporation, Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 10/10/25		2,733	2,266,668

eResearchTechnology, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/4/27		323	325,442

GHX Ultimate Parent Corporation, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 6/28/24		864	865,844

Hanger, Inc., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 3/6/25		1,013	1,013,725

IVC Acquisition Ltd., Term Loan, 2/13/26(11)	EUR	1,325	1,533,423

MDVIP, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/16/28		250	250,703

Medical Solutions, LLC:

Term Loan, 10/5/28(11)		200	200,406

Term Loan, 10/7/28(11)		1,050	1,052,133

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 6/14/24		1,506	1,508,940

Midwest Physician Administrative Services, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/12/28		522	520,620

National Mentor Holdings, Inc.:

Term Loan, 3.75%, 3/2/28(10)		89	88,224

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/2/28		60	59,854

Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 3/2/28(9)		1,906	1,895,924

Navicure, Inc., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 10/22/26		1,416	1,419,504

Option Care Health, Inc., Term Loan, 10/27/28(11)		350	350,000

Ortho-Clinical Diagnostics S.A., Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 6/30/25	EUR	365	423,109

Pacific Dental Services, LLC, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/5/28		549	551,025

PetVet Care Centers, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/14/25		174	173,888

Phoenix Guarantor, Inc.:

Term Loan, 3.338%, (1 mo. USD LIBOR + 3.25%), 3/5/26		2,992	2,975,554

Term Loan, 3.586%, (1 mo. USD LIBOR + 3.50%), 3/5/26		1,446	1,438,381

Project Ruby Ultimate Parent Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/3/28		1,119	1,119,550

Radiology Partners, Inc., Term Loan, 4.336%, (USD LIBOR + 4.25%), 7/9/25(9)		2,463	2,463,581

Radnet Management, Inc., Term Loan, 4/21/28(11)		2,500	2,498,885

Sotera Health Holdings, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 12/11/26		625	623,437

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Sound Inpatient Physicians, Term Loan, 2.837%, (1 mo. USD LIBOR + 2.75%), 6/27/25		435	$434,649

Sunshine Luxembourg VII S.a.r.l., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/1/26		1,144	1,149,027

Surgery Center Holdings, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 8/31/26		2,469	2,477,369

Synlab Bondco PLC, Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	300	345,125

Team Health Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 2/6/24		1,830	1,747,408

U.S. Anesthesia Partners, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 10/1/28		1,725	1,726,941

US Radiology Specialists, Inc., Term Loan, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 12/10/27		819	822,834

Verscend Holding Corp., Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 8/27/25		1,468	1,472,707

			$49,626,390

Home Furnishings — 2.1%

ACProducts, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.25%, Floor 0.50%), 5/17/28		1,945	$1,941,612

Conair Holdings, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/17/28		2,200	2,203,093

Mattress Firm, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 9/25/28		1,050	1,046,882

Serta Simmons Bedding, LLC:

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		1,061	1,076,484

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		2,450	2,316,713

			$8,584,784

Industrial Equipment — 6.9%

Albion Financing 3 S.a.r.l., Term Loan, 8/17/26(11)		1,350	$1,343,250

Alliance Laundry Systems, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/8/27		2,127	2,134,108

Altra Industrial Motion Corp., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 10/1/25		476	474,334

American Trailer World Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/3/28		599	596,480

Apex Tool Group, LLC, Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), 8/1/24		2,667	2,673,086

19	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

CPM Holdings, Inc., Term Loan, 3.582%, (1 mo. USD LIBOR + 3.50%), 11/17/25		1,995	$1,988,387

Delachaux Group S.A.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 4/16/26	EUR	345	398,941

Term Loan, 4.629%, (3 mo. USD LIBOR + 4.50%), 4/16/26		441	440,173

DexKo Global, Inc.:

Term Loan, 0.00%, 10/4/28(10)	EUR	74	85,715

Term Loan, 0.00%, 10/4/28(10)		112	112,140

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 9/22/28	EUR	240	277,025

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 9/22/28	EUR	461	532,712

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/4/28		588	588,735

DXP Enterprises, Inc., Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/16/27		620	620,894

Dynacast International, LLC, Term Loan, 10.25%, (3 mo. USD LIBOR + 9.25%, Floor 1.00%), 10/22/25		335	345,514

Engineered Machinery Holdings, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 5/19/28		2,718	2,726,279

Filtration Group Corporation:

Term Loan, 10/21/28(11)		650	650,650

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	362	418,775

GrafTech Finance, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 2/12/25		1,948	1,953,500

Granite Holdings US Acquisition Co., Term Loan, 4.132%, (3 mo. USD LIBOR + 4.00%), 9/30/26		1,092	1,091,420

LTI Holdings, Inc.:

Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 7/24/26		206	206,422

Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 7/24/26		343	343,176

Madison IAQ, LLC, Term Loan, 3.75%, (6 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/21/28		2,488	2,486,463

Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25		941	911,766

Tiger Acquisition, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/1/28		549	545,980

Titan Acquisition Limited, Term Loan, 3.167%, (3 mo. USD LIBOR + 3.00%), 3/28/25		2,000	1,967,750

Vertical US Newco, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.50%, Floor 0.50%), 7/30/27		1,213	1,216,261

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Zephyr German BidCo GmbH, Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 3/10/28	EUR	600	$693,513

			$27,823,449

Insurance — 5.8%

Alliant Holdings Intermediate, LLC, Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 5/9/25		2,264	$2,249,227

AssuredPartners, Inc.:

Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 2/12/27		1,396	1,389,290

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/12/27		1,397	1,394,464

Asurion, LLC:

Term Loan, 7/31/27(11)		1,500	1,487,187

Term Loan, 3.212%, (1 mo. USD LIBOR + 3.13%), 11/3/23		1,174	1,171,631

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 12/23/26		1,171	1,160,292

Term Loan - Second Lien, 5.337%, (1 mo. USD LIBOR + 5.25%), 1/31/28		1,830	1,825,615

Financiere CEP S.A.S., Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 6/18/27	EUR	500	581,323

Hub International Limited, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 4/25/25		3,990	3,994,582

NFP Corp., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 2/15/27		2,194	2,173,270

Ryan Specialty Group, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 9/1/27		2,992	3,000,858

Sedgwick Claims Management Services, Inc., Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 12/31/25		1,147	1,137,373

USI, Inc., Term Loan, 3.382%, (3 mo. USD LIBOR + 3.25%), 12/2/26		1,995	1,983,086

			$23,548,198

Leisure Goods / Activities / Movies — 5.6%

AMC Entertainment Holdings, Inc., Term Loan, 3.086%, (1 mo. USD LIBOR + 3.00%), 4/22/26		1,731	$1,602,117

Amer Sports Oyj, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 3/30/26	EUR	1,650	1,909,103

Carnival Corporation:

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 6/30/25		1,284	1,282,546

Term Loan, 4.00%, (6 mo. USD LIBOR + 3.25%, Floor 0.75%), 10/18/28		2,300	2,300,359

City Football Group Limited, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.50%, Floor 0.50%), 7/21/28		2,000	1,990,000

20	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

ClubCorp Holdings, Inc., Term Loan, 2.882%, (3 mo. USD LIBOR + 2.75%), 9/18/24		1,496	$1,415,377

Crown Finance US, Inc.:

Term Loan, 3.50%, (6 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/28/25		1,919	1,592,817

Term Loan, 3.75%, (2 mo. USD LIBOR + 2.75%, Floor 1.00%), 9/30/26		1,375	1,130,176

Term Loan, 15.25%, (7.00% cash, 8.25% PIK), 5/23/24(13)		468	571,199

LABL, Inc., Term Loan, 10/29/28(11)		625	622,136

Lindblad Expeditions, Inc.:

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		336	324,141

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		1,344	1,296,565

Match Group, Inc., Term Loan, 1.874%, (3 mo. USD LIBOR + 1.75%), 2/13/27		700	693,875

Sandy BidCo B.V., Term Loan, 6/12/28(11)	EUR	925	1,071,640

SeaWorld Parks & Entertainment, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 8/25/28		750	749,140

Steinway Musical Instruments, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/14/25		182	181,029

Travel Leaders Group, LLC, Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 1/25/24		1,611	1,532,136

UFC Holdings, LLC, Term Loan, 3.50%, (6 mo. USD LIBOR + 2.75%, Floor 0.75%), 4/29/26		1,795	1,787,262

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	615	673,354

			$22,724,972

Lodging and Casinos — 1.4%

Boyd Gaming Corporation, Term Loan, 2.324%, (1 week USD LIBOR + 2.25%), 9/15/23		608	$607,844

Oravel Stays Singapore Pte. Ltd., Term Loan, 9.00%, (3 mo. USD LIBOR + 8.25%, Floor 0.75%), 6/23/26		599	646,380

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24		1,145	1,119,528

Raptor Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/1/26		1,525	1,534,848

Sportradar Capital S.a.r.l., Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 11/22/27	EUR	500	580,649

Twin River Worldwide Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/6/28		975	975,549

			$5,464,798

Borrower/Description		Principal Amount* (000’s omitted)		Value

Nonferrous Metals / Minerals — 0.2%

Oxbow Carbon, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 10/13/25		713		$715,394

				$715,394

Oil and Gas — 4.1%

Ameriforge Group, Inc., Term Loan, 12.567%, (1 mo. USD LIBOR + 13.00%, Floor 1.00%), 12/31/23(10)		0	(14)	$27

Apergy Corporation, Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 5/9/25		118		117,728

Centurion Pipeline Company, LLC:

Term Loan, 3.337%, (1 mo. USD LIBOR + 3.25%), 9/29/25		243		241,909

Term Loan, 4.087%, (1 mo. USD LIBOR + 4.00%), 9/28/25		223		221,777

CITGO Holding, Inc., Term Loan, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), 8/1/23		1,158		1,154,730

CITGO Petroleum Corporation, Term Loan, 7.25%, (3 mo. USD LIBOR + 6.25%, Floor 1.00%), 3/28/24		4,552		4,575,645

CQP Holdco L.P., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 6/5/28		1,948		1,947,017

Delek US Holdings, Inc., Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 3/31/25		566		569,207

Matador Bidco S.a.r.l., Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 10/15/26		3,728		3,740,808

Oryx Midstream Services Permian Basin, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 10/5/28		700		698,250

Prairie ECI Acquiror L.P., Term Loan, 4.837%, (1 mo. USD LIBOR + 4.75%), 3/11/26		455		440,444

QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 8/27/26		755		760,027

UGI Energy Services, LLC, Term Loan, 3.837%, (1 mo. USD LIBOR + 3.75%), 8/13/26		1,995		2,003,001

				$16,470,570

Publishing — 1.7%

Adevinta ASA:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 6/26/28	EUR	1,150		$1,331,137

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 6/26/28		299		299,858

Alchemy Copyrights, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/10/28		495		496,247

Ascend Learning, LLC:

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 7/12/24		2,552		2,553,301

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/12/24		396		397,138

21	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)

Getty Images, Inc., Term Loan, 4.587%, (1 mo. USD LIBOR + 4.50%), 2/19/26	1,563	$1,567,033

		$6,644,714

Radio and Television — 2.0%

Gray Television, Inc.:

Term Loan, 10/20/28(11)	825	$825,257

Term Loan, 2.332%, (1 mo. USD LIBOR + 2.25%), 2/7/24	209	208,375

Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 1/2/26	595	592,241

Hubbard Radio, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.25%, Floor 1.00%), 3/28/25	646	647,502

Nexstar Broadcasting, Inc., Term Loan, 2.582%, (1 mo. USD LIBOR + 2.50%), 9/18/26	431	431,257

Sinclair Television Group, Inc.:

Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 9/30/26	588	580,926

Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 4/1/28	392	387,172

Terrier Media Buyer, Inc., Term Loan, 3.587%, (1 mo. USD LIBOR + 3.50%), 12/17/26	2,244	2,238,597

Univision Communications, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/15/26	2,195	2,195,185

		$8,106,512

Retailers (Except Food and Drug) — 2.8%

CNT Holdings I Corp., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/8/27	721	$723,436

Gloves Buyer, Inc., Term Loan, 4.50%, (1 week USD LIBOR + 3.75%, Floor 0.75%), 1/20/28	547	547,934

Great Outdoors Group, LLC, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28	2,680	2,693,706

Harbor Freight Tools USA, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 10/19/27	2,743	2,739,474

Hoya Midco, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24	1,472	1,471,673

PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28	3,042	3,050,252

Phillips Feed Service, Inc., Term Loan, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(4)	103	82,534

Pier 1 Imports (U.S.), Inc., Term Loan, 0.00%, 4/30/22(4)(15)	14	10,818

		$11,319,827

Borrower/Description		Principal Amount* (000’s omitted)	Value

Steel — 0.4%

Phoenix Services International, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/1/25		820	$815,893

TMS International Corp., Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 8/14/24(9)		248	247,815

Zekelman Industries, Inc., Term Loan, 2.086%, (1 mo. USD LIBOR + 2.00%), 1/24/27		558	553,834

			$1,617,542

Surface Transport — 1.2%

Kenan Advantage Group, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/24/26		2,407	$2,410,418

PODS, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 3/31/28		2,494	2,493,512

			$4,903,930

Telecommunications — 2.9%

Avaya, Inc., Term Loan, 4.09%, (1 mo. USD LIBOR + 4.00%), 12/15/27		225	$225,783

Digicel International Finance Limited, Term Loan, 3.43%, (6 mo. USD LIBOR + 3.25%), 5/28/24		1,440	1,403,413

GEE Holdings 2, LLC:

Term Loan, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 3/24/25		398	397,835

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 2.50% cash, 6.75% PIK, 3/23/26		794	718,580

Intelsat Jackson Holdings S.A.:

DIP Loan, 5.392%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 10/13/22(10)		1,425	1,432,125

Term Loan, 8.00%, (USD Prime + 4.75%), 11/27/23		1,750	1,769,141

Term Loan, 8.75%, (USD Prime + 5.50%), 1/2/24		1,700	1,726,209

Onvoy, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/10/24		1,569	1,569,622

Syniverse Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 3/9/23		941	941,550

Zayo Group Holdings, Inc., Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	1,419	1,608,840

			$11,793,098

Utilities — 0.8%

Calpine Construction Finance Company L.P., Term Loan, 2.087%, (1 mo. USD LIBOR + 2.00%), 1/15/25		858	$849,392

22	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)

USIC Holdings, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 5/12/28	2,300	$2,300,359

		$3,149,751

Total Senior Floating-Rate Loans (identified cost $571,890,204)		$573,214,501

Warrants — 0.2%
Security	Shares	Value

Leisure Goods / Activities / Movies — 0.0%(12)

Cineworld Group PLC, Exp. 11/23/25(5)(6)	139,907	$37,739

		$37,739

Oil and Gas — 0.2%

QuarterNorth Energy, Inc., Exp. 8/27/28(5)(6)	8,007	$828,725

		$828,725

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(4)(5)(6)	4,339	$0

		$0

Total Warrants (identified cost $0)		$866,464

Short-Term Investments — 2.6%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(16)	10,468,093	$10,468,093

Total Short-Term Investments (identified cost $10,468,093)		$10,468,093

Total Investments — 155.9% (identified cost $628,450,080)		$629,195,654

Less Unfunded Loan Commitments — (0.4)%		$(1,628,858)

Net Investments — 155.5% (identified cost $626,821,222)		$627,566,796

Other Assets, Less Liabilities — (36.7)%		$(148,175,915)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (18.8)%		$(75,801,961)

Net Assets Applicable to Common Shares — 100.0%		$403,588,920

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2021, the aggregate value of these securities is $31,237,821 or 7.7% of the Trust’s net assets applicable to common shares.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2021.

(3)	When-issued, variable rate security whose interest rate will be determined after October 31, 2021.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(5)	Non-income producing security.

(6)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(7)	Restricted security (see Note 7).

(8)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or a minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(9)

The stated interest rate represents the weighted average interest rate at October 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(10)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2021, the total value of unfunded loan commitments is $1,744,444. See Note 1F for description.

(11)	This Senior Loan will settle after October 31, 2021, at which time the interest rate will be determined.

(12)	Amount is less than 0.05%.

(13)	Fixed-rate loan.

(14)	Principal amount is less than $500.

(15)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(16)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

23	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	19,159,297	EUR	16,522,901	Standard Chartered Bank	11/2/21	$58,825	$—

USD	12,494,574	EUR	10,568,468	HSBC Bank USA, N.A.	11/30/21	270,778	—

USD	84,666	EUR	72,791	State Street Bank and Trust Company	11/30/21	474	—

USD	19,131,881	EUR	16,522,901	Standard Chartered Bank	12/2/21	20,273	—

USD	806,766	EUR	697,311	HSBC Bank USA, N.A.	12/30/21	—	(582)

USD	808,100	EUR	695,798	State Street Bank and Trust Company	12/30/21	2,503	—

USD	435,982	EUR	375,367	State Street Bank and Trust Company	12/30/21	1,381	—

USD	290,702	EUR	250,244	State Street Bank and Trust Company	12/30/21	969	—

USD	780,421	GBP	567,956	State Street Bank and Trust Company	1/31/22	2,970	—

USD	766,541	GBP	557,952	State Street Bank and Trust Company	1/31/22	2,785	—

						$360,958	$(582)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

24	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $616,353,129)	$617,098,703

Affiliated investment, at value (identified cost, $10,468,093)	10,468,093

Cash	5,469,746

Foreign currency, at value (identified cost, $9,982,543)	9,959,897

Interest and dividends receivable	1,667,566

Dividends receivable from affiliated investment	457

Receivable for investments sold	5,221,903

Receivable for Trust shares sold	468,782

Receivable for open forward foreign currency exchange contracts	360,958

Receivable from the transfer agent	68,883

Prepaid upfront fees on notes payable	60,395

Prepaid expenses	10,411

Total assets	$650,855,794

Liabilities

Notes payable	$120,000,000

Payable for investments purchased	50,255,016

Payable for when-issued securities	400,000

Payable for open forward foreign currency exchange contracts	582

Payable to affiliates:

Investment adviser fee	361,826

Trustees’ fees	3,353

Accrued expenses	444,136

Total liabilities	$171,464,913

Auction preferred shares (3,032 shares outstanding) at liquidation value plus cumulative unpaid dividends	$75,801,961

Net assets applicable to common shares	$403,588,920

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 28,229,151 shares issued and outstanding	$282,292

Additional paid-in capital	442,266,673

Accumulated loss	(38,960,045)

Net assets applicable to common shares	$403,588,920

Net Asset Value Per Common Share

($403,588,920 ÷ 28,229,151 common shares issued and outstanding)	$14.30

25	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest and other income	$33,411,738

Dividends (net of foreign taxes, $17,761)	414,285

Dividends from affiliated investment	14,505

Total investment income	$33,840,528

Expenses

Investment adviser fee	$5,611,457

Trustees’ fees and expenses	40,554

Custodian fee	210,697

Transfer and dividend disbursing agent fees	22,308

Legal and accounting services	361,330

Printing and postage	72,014

Interest expense and fees	2,289,377

Preferred shares service fee	75,467

Miscellaneous	171,629

Total expenses	$8,854,833

Net investment income	$24,985,695

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(7,552,432)

Investment transactions — affiliated investment	203

Foreign currency transactions	(403,858)

Forward foreign currency exchange contracts	755,091

Net realized loss	$(7,200,996)

Change in unrealized appreciation (depreciation) —

Investments	$40,095,602

Foreign currency	(57,465)

Forward foreign currency exchange contracts	(247,324)

Net change in unrealized appreciation (depreciation)	$39,790,813

Net realized and unrealized gain	$32,589,817

Distributions to preferred shareholders	$(99,970)

Net increase in net assets from operations	$57,475,542

26	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$24,985,695	$30,059,484

Net realized loss	(7,200,996)	(27,131,344)

Net change in unrealized appreciation (depreciation)	39,790,813	(5,203,772)

Distributions to preferred shareholders	(99,970)	(1,038,031)

Net increase (decrease) in net assets from operations	$57,475,542	$(3,313,663)

Distributions to common shareholders	$(27,741,383)	$(34,058,896)

Tax return of capital to shareholders	$(1,879,642)	$—

Capital share transactions —

Proceeds from shelf offering, net of offering costs (see Note 6)	$1,152,788	$—

Reinvestment of distributions to common shareholders	201,513	—

Cost of shares repurchased in tender offer (see Note 6)	(122,960,986)	—

Net decrease in net assets from capital share transactions	$(121,606,685)	$—

Net decrease in net assets	$(93,752,168)	$(37,372,559)

Net Assets Applicable to Common Shares

At beginning of year	$497,341,088	$534,713,647

At end of year	$403,588,920	$497,341,088

27	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2021

Net increase in net assets from operations	$57,475,542

Distributions to preferred shareholders	99,970

Net increase in net assets from operations excluding distributions to preferred shareholders	$57,575,512

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(462,027,907)

Investments sold and principal repayments	700,145,156

Decrease in short-term investments, net	1,818,546

Net amortization/accretion of premium (discount)	(1,456,758)

Amortization of prepaid upfront fees on notes payable	119,269

Decrease in interest and dividends receivable	783,025

Decrease in dividends receivable from affiliated investment	858

Decrease in receivable for open forward foreign currency exchange contracts	246,742

Increase in receivable from the transfer agent	(68,883)

Decrease in tax reclaims receivable	761

Decrease in prepaid expenses	24,510

Increase in payable for open forward foreign currency exchange contracts	582

Decrease in payable to affiliate for investment adviser fee	(145,336)

Decrease in payable to affiliate for Trustees’ fees	(34)

Decrease in accrued expenses	(8,183)

Increase in unfunded loan commitments	271,226

Net change in unrealized (appreciation) depreciation from investments	(40,095,602)

Net realized loss from investments	7,552,229

Net cash provided by operating activities	$264,735,713

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(29,419,512)

Cash distributions paid to preferred shareholders	(100,127)

Proceeds from shelf offering, net of offering costs	684,006

Repurchases of common shares in tender offer	(122,960,986)

Proceeds from notes payable	170,000,000

Repayments of notes payable	(273,000,000)

Payment of prepaid upfront fees on notes payable	(127,500)

Net cash used in financing activities	$(254,924,119)

Net increase in cash*	$9,811,594

Cash at beginning of year(1)	$5,618,049

Cash at end of year(1)	$15,429,643

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:

Reinvestment of dividends and distributions	$201,513

Cash paid for interest and fees on borrowings	2,407,655

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(22,673).

(1)	Balance includes foreign currency, at value.

28	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2021	2020	2019	2018		2017

Net asset value — Beginning of year (Common shares)	$13.500	$14.510	$15.370	$15.210		$14.860

Income (Loss) From Operations

Net investment income(1)	$0.721	$0.816	$0.987	$0.885		$0.898

Net realized and unrealized gain (loss)	0.907	(0.874)	(0.796)	0.153		0.359

Distributions to preferred shareholders

From net investment income(1)	(0.003)	(0.028)	(0.072)	(0.066)		(0.034)

Discount on redemption and repurchase of auction preferred shares(1)	—	—	—	0.044		—

Total income (loss) from operations	$1.625	$(0.086)	$0.119	$1.016		$1.223

Less Distributions to Common Shareholders

From net investment income	$(0.806)	$(0.924)	$(0.979)	$(0.856)		$(0.873)

Tax return of capital	(0.056)	—	—	—		—

Total distributions to common shareholders	$(0.862)	$(0.924)	$(0.979)	$(0.856)		$(0.873)

Premium from common shares sold through shelf offering (see Note 6)(1)	$0.001	$—	$—	$—		$—

Discount on tender offer (see Note 6)(1)	$0.036	$—	$—	$—		$—

Net asset value — End of year (Common shares)	$14.300	$13.500	$14.510	$15.370		$15.210

Market value — End of year (Common shares)	$14.900	$11.900	$12.910	$13.430		$14.550

Total Investment Return on Net Asset Value(2)	12.69%	0.42%	1.69%	7.25	%(3)	8.54%

Total Investment Return on Market Value(2)	33.21%	(0.52)%	3.55%	(2.04)%		9.04%

29	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Net assets applicable to common shares, end of year (000’s omitted)	$403,589	$497,341	$534,714	$566,490	$560,431

Ratios (as a percentage of average daily net assets applicable to common shares):(4)†

Expenses excluding interest and fees	1.33%	1.32%	1.28%	1.31%	1.34%

Interest and fee expense(5)	0.46%	0.78%	1.40%	1.06%	0.75%

Total expenses	1.79%	2.10%	2.68%	2.37%	2.09%

Net investment income	5.05%	6.03%	6.64%	5.78%	5.93%

Portfolio Turnover	66%	30%	28%	32%	42%

Senior Securities:

Total notes payable outstanding (in 000’s)	$120,000	$223,000	$218,000	$222,000	$199,000

Asset coverage per $1,000 of notes payable(6)	$4,995	$3,570	$3,801	$3,893	$4,298

Total preferred shares outstanding	3,032	3,032	3,032	3,032	3,836

Asset coverage per preferred share(7)	$76,531	$66,612	$70,501	$72,558	$72,511

Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 6.94%.

(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)	Interest and fee expense relates to the notes payable incurred to partially redeem the Trust’s APS (see Note 9).

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 306%, 266%, 282%, 290%, and 290% at October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(8)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended October 31,
	2021	2020	2019	2018	2017

Expenses excluding interest and fees	0.87%	0.84%	0.82%	0.85%	0.87%

Interest and fee expense	0.31%	0.50%	0.91%	0.69%	0.49%

Total expenses	1.18%	1.34%	1.73%	1.54%	1.36%

Net investment income	3.34%	3.86%	4.29%	3.76%	3.85%

30	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based

31

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Notes to Financial Statements — continued

on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2021, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments, are disclosed in the accompanying Portfolio of Investments. At October 31, 2021, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

32

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Notes to Financial Statements — continued

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding at October 31, 2021 are as follows:

APS Issued and Outstanding

Series A	739

Series B	763

Series C	738

Series D	792

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

There were no transactions in APS during the years ended October 31, 2021 and October 31, 2020.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at October 31, 2021, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at October 31, 2021	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.11%	$24,493	0.13%	0.08-0.26

Series B	0.11	25,289	0.13	0.08-0.26

Series C	0.13	24,105	0.13	0.08-0.15

Series D	0.11	26,083	0.13	0.08-0.26

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of October 31, 2021.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

33

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2021 and October 31, 2020 was as follows:

	Year Ended October 31,
	2021	2020

Ordinary income	$27,841,353	$35,096,927

Tax return of capital	$1,879,642	$—

As of October 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(39,283,456)

Net unrealized appreciation	323,411

Accumulated loss	$(38,960,045)

At October 31, 2021, the Trust, for federal income tax purposes, had deferred capital losses of $39,283,456 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2021, $36,757,417 are long-term and $2,526,039 are short-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$627,148,901

Gross unrealized appreciation	$6,053,128

Gross unrealized depreciation	(5,635,233)

Net unrealized appreciation	$417,895

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Trust. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the closing of the Transaction, the Trust entered into an interim investment advisory agreement (the “Interim Agreement”) with EVM, which took effect on March 1, 2021. The Interim Agreement allowed EVM to continue to manage the Trust for up to an additional 150 days following the Transaction to provide more time for further proxy solicitation in connection with shareholder approval of a new investment advisory agreement (the “New Agreement”). Compensation payable to EVM pursuant to the Interim Agreement was required to be held in an interest-bearing escrow account with the Trust’s custodian. The New Agreement was approved by the Trust’s shareholders on May 12, 2021.

Pursuant to the New Agreement (and the Trust’s Interim Agreement and investment advisory agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets, as defined in the New Agreement, the Interim Agreement and the Trust’s prior investment advisory agreement with EVM in effect prior to March 1, 2021, means total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means. Accrued expenses includes other liabilities other than indebtedness attributable to leverage. For the year ended October 31, 2021, the Trust’s investment adviser fee amounted to $5,611,457. The Trust may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

34

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Notes to Financial Statements — continued

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $485,314,201 and $704,018,020, respectively, for the year ended October 31, 2021.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended October 31, 2021 were 14,072. There were no common shares issued by the Trust for the year ended October 31, 2020.

As announced on March 16, 2021, and further updated on May 12, 2021, conditioned on shareholder approval of the New Agreement (which occurred on May 12, 2021), the Trust’s Board of Trustees authorized an initial conditional cash tender offer (the “Initial Tender Offer”) by the Trust for up to 50% of its outstanding common shares at a price per share equal to 99% of the Trust’s net asset value (“NAV”) per share as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. On June 29, 2021, the Trust commenced a cash tender offer for up to 18,424,157 of its outstanding common shares. The tender offer expired at 5:00 P.M. Eastern Time on July 30, 2021. The number of shares properly tendered was 8,712,234. The purchase price of the properly tendered shares was equal to $14.1136 per share for an aggregate purchase price of $122,960,986.

In addition to the Initial Tender Offer, the Trust announced on May 12, 2021 that it will conduct cash tender offers in the fourth quarter of each of 2022, 2023 and 2024 (each, a “Conditional Tender Offer”) for up to 10% of the Trust’s then-outstanding common shares if, from January to August of the relevant year, the Trust’s shares trade at an average daily discount to NAV of more than 10%, based upon the Trust’s volume-weighted average market price and NAV on each business day during the period. If triggered, common shares tendered and accepted in a Conditional Tender Offer would be repurchased at a price per share equal to 98% of the Trust’s NAV as of the close of regular trading on the New York Stock Exchange on the date such Conditional Tender Offer expires.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 4,084,905 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the year ended October 31, 2021, the Fund sold 79,000 common shares and received proceeds (net of offering costs) of $1,152,788 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $23,708 for the year ended October 31, 2021. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Fund’s shares and is entitled to receive a sales commission from the Fund of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Fund was informed that the sales commissions retained by EVD during the year ended October 31, 2021 were $2,329. During the year ended October 31, 2020, there were no shares sold by the Trust pursuant to its shelf offering.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended October 31, 2021 and October 31, 2020.

7  Restricted Securities

At October 31, 2021, the Trust owned the following securities (representing 0.2% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Nine Point Energy Holdings, Inc.	7/15/14	758	$34,721	$0

Skillsoft Corp.	6/23/21	53,012	530,123	640,113

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	14	14,000	0

Total Restricted Securities			$578,844	$640,113

35

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Notes to Financial Statements — continued

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a net liability position. At October 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $582. At October 31, 2021, there were no assets pledged by the Trust for such liability.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$360,958	$(582)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

36

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Notes to Financial Statements — continued

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$270,778	$(582)	$(235,513)	$—	$34,683

Standard Chartered Bank	79,098	—	—	—	79,098

State Street Bank and Trust Company	11,082	—	—	—	11,082

	$360,958	$(582)	$(235,513)	$—	$124,863

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

HSBC Bank USA, N.A.	$(582)	$582	$—	$—	$—

	$(582)	$582	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$755,091	$(247,324)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2021, which is indicative of the volume of this derivative type, was approximately $80,462,000.

9  Credit Agreement

The Trust has entered into a Credit Agreement, as amended (the Agreement) with a bank to borrow up to a limit of $210 million ($255 million prior to September 28, 2021) pursuant to a revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is generally charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 15, 2022, the Trust pays a facility fee of 0.15% on the borrowing limit. In connection with the extensions of the Agreement on March 16, 2021, April 15, 2021 and May 18, 2021, the Trust also paid upfront fees of $10,625, $37,188 and $79,687, respectively, which were/are being amortized to interest expense through April 14, 2021, July 29, 2021 and March 15, 2022, respectively. The unamortized balance at October 31, 2021 is approximately $60,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2021, the Trust had borrowings outstanding under the Agreement of $120,000,000 at an annual interest rate of 0.94%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate,

37

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Notes to Financial Statements — continued

the carrying amount of the borrowings at October 31, 2021 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at October 31, 2021. For the year ended October 31, 2021, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $176,912,329 and 0.97%, respectively.

10  Investments in Affiliated Funds

At October 31, 2021, the value of the Trust’s investment in affiliated funds was $10,468,093, which represents 2.6% of the Trust’s net assets applicable to common shares. Transactions in affiliated funds by the Trust for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$12,286,436	$491,048,185	$(492,866,731)	$203	$—	$10,468,093	$14,505	10,468,093

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2021, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$26,424,518	$—	$26,424,518

Closed-End Funds	7,930,672	—	—	7,930,672

Common Stocks	1,435,873	1,323,144	2,101,625	4,860,642

Convertible Preferred Stocks	—	—	0	0

Corporate Bonds	—	5,430,764	—	5,430,764

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	571,166,194	419,449	571,585,643

Warrants	—	866,464	0	866,464

Short-Term Investments	—	10,468,093	—	10,468,093

Total Investments	$9,366,545	$615,679,177	$2,521,074	$627,566,796

Forward Foreign Currency Exchange Contracts	$—	$360,958	$—	$360,958

Total	$9,366,545	$616,040,135	$2,521,074	$627,927,754

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(582)	$—	$(582)

Total	$—	$(582)	$—	$(582)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

38

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Trust may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

LIBOR Transition Risk

Certain instruments held by the Trust may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Trust’s performance, or the performance of the securities in which the Trust invests.

13  Additional Information

On August 27, 2020, the Trust’s Board of Trustees (the “Board”) received a shareholder demand letter from counsel to Saba Capital Master Fund, Ltd., a hedge fund (“Saba”). Saba also filed claims against the Trust in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Trust and certain of its affiliates, the Trust’s adviser, and the Board, following the implementation by the Trust of by-law amendments that (i) require trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected and (ii) establish certain requirements related to shares obtained in “control share” acquisitions. With respect to the Trust, Saba seeks rescission of these by-law provisions and certain related relief. On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba’s claims.

39

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Floating-Rate Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the “Trust”), including the portfolio of investments, as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of October 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 16, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

40

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income.  For the fiscal year ended October 31, 2021, the Trust designates approximately $432,046, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends.  For the fiscal year ended October 31, 2021, the Fund designates 89.74% of distributions from net investment income as a 163(j) interest dividend.

41

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on September 10, 2021. The following actions were taken by the shareholders.

Proposal 1a:  The election of Keith Quinton, Marcus L. Smith and Susan J. Sutherland as Class Ill Trustees of the Trust, each for a three-year term ending in 2024.

The following votes were cast by the Trust’s common and APS shareholders, voting together as a single class:

Nominees for Trustee	Number of Shares
	For	Withheld

Keith Quinton	23,071,561	7,109,918

Marcus L. Smith	22,993,072	7,188,407

Susan J. Sutherland	23,036,513	7,144,966

Proposal 1b:  The election of Helen Frame Peters as a Class Ill Trustee of the Trust, for a three-year term ending in 2024.

The following votes were cast by the Trust’s APS shareholders, voting separately as a single class:

	Number of Shares
Nominee for Trustee	For	Withheld

Helen Frame Peters	869	2,111

42

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

43

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Floating-Rate Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

44

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Trust Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2023. Trustee since 2007.

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2023. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Class II Trustee(2)	Until 2023. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Class I Trustee	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

45

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Class II Trustee	Until 2023. Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee(2)	Until 2024. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class III Trustee	Until 2024. Trustee since 2018.

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2024. Trustee since 2018.

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2024. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Class I Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

46

Eaton Vance

Senior Floating-Rate Trust

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	APS Trustee.
(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

47

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

48

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

49

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2025    10.31.21

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman, William H. Park and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm). Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2020 and October 31, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$99,888	$96,894
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,641	$13,991
All Other Fees(3)	$0	$0

Total	$113,529	$110,885

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2020 and October 31, 2021; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/20	10/31/21
Registrant	$13,641	$13,991
Eaton Vance(1)	$51,800	$51,800

(1)	Certain subsidiaries of Morgan Stanley provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, William H. Park, Helen Frame Peters and Scott E. Wennerholm (Chair) are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. William E. Holt, Catherine C. McDermott, Daniel P. McElaney, Craig P. Russ and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Trust since March 2019. Mr. Russ is a Vice President of EVM and has been a portfolio manager of the Trust since November 2003. Messrs. Russ and Sveen and Ms. McDermott have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William E. Holt
Registered Investment Companies	4	$1,917.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	7	$4,846.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Daniel P. McElaney
Registered Investment Companies	4	$1,917.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Craig P. Russ
Registered Investment Companies	10	$40,565.8	0	$0

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Other Pooled Investment Vehicles	5	$5,849.1	0	$0
Other Accounts	7	$3,511.9	0	$0
Andrew N. Sveen
Registered Investment Companies	12	$41,468.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
William E. Holt	None
Catherine C. McDermott	None
Daniel P. McElaney	None
Craig P. Russ	$500,001 - $1,000,000
Andrew N. Sveen	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary and (2) discretionary variable compensation that is comprised of cash bonus and depending on eligibility, may also include deferred compensation consisting of restricted shares of Morgan Stanley stock and deferred cash that are subject to a fixed vesting and distribution schedule. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses and deferred compensation awards, and adjustments in base salary are typically paid or put into effect shortly after the December 31st fiscal year end of Morgan Stanley.

Method to Determine Compensation. EVM compensates its portfolio managers based on company and team business results, and individual performance, including the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to the Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary and variable compensation levels for portfolio managers and other investment professionals. Salaries and variable compensation are also influenced by the operating performance of EVM and Morgan Stanley. While the salaries of EVM’s portfolio managers are comparatively fixed, variable compensation may fluctuate significantly from year to year, based on changes in company and team performance, manager performance and other factors as described herein. For a high performing portfolio manager, variable compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 17, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 17, 2021